UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 26, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in connection with Mr. Vesey’s appointment as Chief Executive Officer and President of Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation (the “Corporation”), on August 9, 2019, the independent members of the Utility’s Board of Directors (the “Board”) approved certain terms and conditions of Mr. Vesey’s employment to be effective upon commencement of employment, which terms and conditions are subject to the approval of the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”), where the Chapter 11 cases of the Corporation and the Utility are pending.

Mr. Vesey’s compensation, as approved by the independent members of the Utility’s Board on August 9, 2019, included participation in the Corporation’s proposed Key Employee Incentive Plan (the “KEIP”), with an annualized target award value of $2,000,000 for 2019, subject to Bankruptcy Court approval of the KEIP. On August 30, 2019, the Bankruptcy Court declined to approve the KEIP.  Accordingly, on September 26, 2019, the independent members of the Utility’s Board approved a new compensation package for Mr. Vesey.  All elements of Mr. Vesey’s compensation remain unchanged, except the form of his incentive award for 2019, as described further below.

Subject to Bankruptcy Court approval, Mr. Vesey will receive the following equity incentive compensation for 2019, which is modeled on the terms and conditions of the time-based restricted stock unit (“RSU”) and performance-based restricted stock unit (“PRSU”) awards offered to the Corporation’s Chief Executive Officer and President, the terms of which are described in the Corporation’s and the Utility’s Current Reports on Form 8-K dated April 10, 2019 and June 14, 2019:

●
Mr. Vesey will receive an equity award with a target annualized value of $2 million, prorated based on his months in service during 2019, with 25% of such award consisting of RSUs and 75% of such award consisting of PRSUs.  The number of RSUs or PRSUs to be awarded initially will be determined based on the average closing price of shares of PG&E Corporation common stock on the New York Stock Exchange for the 15 trading days prior to August 19, 2019, the first date of Mr. Vesey’s employment.

●
The RSUs will vest in three equal installments on each of the first three anniversaries of the date of the grant. The PRSUs will be subject to performance-based vesting conditions, based on a performance period starting on July 1, 2019 and ending on December 31, 2019.  The PRSUs will vest, if at all, following the end of the performance period upon certification by the Compensation Committee of the Board of the Corporation of the extent to which performance goals have been attained for the performance period.

●
The performance metrics applicable to Mr. Vesey’s PRSUs will be identical to those approved by the Bankruptcy Court on April 29, 2019, as part of the companies’ 2019 Short-Term Incentive Plan (the “2019 STIP Metrics”) under which certain company employees are eligible to earn short-term cash incentives.  The PRSUs will be comprised of 65% of awards subject to safety-based performance conditions, 25% of awards subject to financial-based performance conditions and 10% of awards subject to customer-based performance conditions.  Each PRSU performance metric will have a threshold, target, and maximum level of performance used to arrive at a score ranging from 0% to 150% of Mr. Vesey’s target payout for such measure, with performance at threshold, target, and maximum levels resulting in 50%, 100%, and 150% of target payout, respectively.  Performance below threshold level will result in 0% of target payout.

●
The PRSUs also will be subject to a public safety index (“PSI”) modifier of 25% and 50% if the PSI does not reach target or threshold levels, respectively.  The PSI measures the electric operations safety sub-component of the Utility’s safety program (which is one of the 2019 STIP public safety metrics and is weighted at 25% of the overall 2019 STIP Metrics), and is most closely aligned with wildfire safety.  If the aggregate score for the PSI for the performance period is below threshold, the total payout for Mr. Vesey’s PRSUs across all components will be reduced by 50%.  If the aggregate score for the PSI for the performance period is at or above threshold but below target, the total payout for Mr. Vesey’s PRSUs across all components will be reduced by 25%.

All RSUs and PRSUs are subject to claw-back under the Utility’s recoupment policy.  Mr. Vesey’s equity incentive compensation will be subject to anti-dilution protections upon a spin-off to shareholders and in connection with a rights offering to shareholders or other transactions in which shareholders are subject to the same anti-dilution protections as Mr. Vesey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: October 1, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Date: October 1, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and Corporate Secretary